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                                                                    EXHIBIT 99.1

                                                                  EXECUTION COPY





                                                VOTING AND OPTION AGREEMENT
                                    dated as of October 2, 2000 (this
                                    "Agreement"), among MCLEODUSA INCORPORATED, a Delaware corporation ("Parent"), and the parties listed on Schedule A attached hereto (each, a "Shareholder" and, collectively, the "Shareholders").

     WHEREAS Parent, Cactus Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ("Sub"), and CapRock Communications Corp., a Texas corporation (the "Company"), propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the "Merger Agreement"; terms used but not defined herein shall have the meanings set forth in the Merger Agreement) providing for, among other things, the merger of Sub with and into the Company upon the terms and subject to the conditions set forth in the Merger Agreement;

     WHEREAS each Shareholder owns (of record or beneficially) the number of shares of Company Common Stock set forth opposite such Shareholder's name on Schedule A hereto (such shares, together with any other shares of capital stock of the Company or other voting securities of the Company acquired (of record or beneficially) by the Shareholders after the date hereof and during the term of this Agreement (including through the exercise of any warrants, stock options or similar instruments), being collectively referred to herein as the "Subject Shares");

     WHEREAS each Shareholder has agreed to grant Parent an irrevocable option to purchase such Shareholder's Subject Shares; and

     WHEREAS as a condition to its willingness to enter into the Merger Agreement, Parent has required that each Shareholder enter into this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein and in the Merger Agreement, the parties hereto agree as follows:

     SECTION 1. Grant of Option. Each Shareholder hereby grants Parent an irrevocable option (the "Option") to purchase such Shareholder's Subject Shares on the terms and subject to the conditions set forth below:

     (a) Exercise. At any time or from time to time prior to the termination of the Option granted hereunder in



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accordance with the terms of this Agreement, Parent (or a wholly owned subsidiary of Parent designated by Parent) may exercise the Option, in whole or in part, if on or after the date hereof:

          (i) any corporation, partnership, individual, trust, unincorporated association, or other entity or person (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) other than Parent or any of its affiliates (as defined in the Exchange Act) (a "Third Party"), shall have:

               (A) commenced or announced an intention to commence a bona fide tender offer or exchange offer for any shares of Company Common Stock, the consummation of which would result in beneficial ownership (as defined under Rule 13d-3 of the Exchange Act) by such Third Party (together with all such Third Party's affiliates and associates (as such term is defined in the Exchange Act)) of 20% or more of the then voting equity of the Company (either on a primary or a fully diluted basis);

               (B) filed a Notification and Report Form under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), reflecting an intent to acquire the Company or any assets or securities of the Company; or

               (C) solicited proxies in a solicitation subject to the proxy rules under the Exchange Act, executed any written consent or become a participant in any solicitation (as such terms are defined in Regulation 14A under the Exchange Act), in each case with respect to the Company Common Stock; or

          (ii) the events described in Section 7.01(b)(ii) or (e) of the Merger Agreement or any other event that would require the Company to pay Parent the Termination Fee set forth in Section 5.08 of the Merger Agreement occurs (but without the necessity of Parent having terminated the Merger Agreement) or, upon a material breach by such Shareholder of the covenants in Section 3 of this Agreement.

         Each of the events described in clauses (i) and (ii) hereof shall be referred to herein as a "Trigger Event." Such Shareholder shall notify Parent promptly in



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writing of the occurrence of any Trigger Event; provided, however, such notice shall not be a condition to the right of Parent to exercise the Option.

         (b) Exercise Procedure. In the event Parent wishes to exercise the Option, Parent shall deliver to such Shareholder a written notice (an "Exercise Notice") specifying the total number of such Shareholder's Subject Shares it wishes to purchase. Provided that the conditions set forth in paragraph (g) hereof to such Shareholder's obligation to sell its Subject Shares to Parent hereunder have been satisfied or waived, Parent shall, upon delivery of the Exercise Notice and tender of the applicable aggregate Exercise Price (as defined below), immediately be deemed to be the holder of record of such Subject Shares purchasable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Subject Shares shall not theretofore have been delivered to Parent. Each closing of a purchase of such Subject Shares (a "Closing") shall occur at a place, on a date and at a time designated by Parent in an Exercise Notice delivered at least two (2) business days prior to the date of the Closing.

         (c) Termination of the Option. The Option shall terminate upon the earliest of: (i) the Effective Time of the Merger; (ii) the termination of the Merger Agreement for reasons other than those described in clause (iii) below; and (iii) nine (9) months following the termination of the Merger Agreement pursuant to Section 7.01(b)(ii) or (e) thereof. Notwithstanding the foregoing, if the Option cannot be exercised by reason of any applicable judgment, decree, order, law or regulation, the Option shall remain exercisable and shall not terminate until the earlier of (x) the date on which such impediment shall become final and not subject to appeal, and (y) 5:00 p.m. New York City Time, on the tenth (10th) business day after such impediment shall have been removed. Notwithstanding the termination of the Option, Parent shall be entitled to purchase the Subject Shares with respect to which Parent had exercised the Option prior to such termination.

         (d) Exercise Price. The purchase price per share of Company Common Stock purchased pursuant to the Option (the "Exercise Price") shall be (i) an amount in cash equal to the product of (x) the Exchange Ratio multiplied by (y) the average closing price of Parent Class A Common Stock for the five (5) trading days preceding the date the Option is exercised (the "Cash Exercise Price") or (ii) a number of shares of Parent Class A Common Stock equal to the Exchange Ratio (the "Stock Exercise Price"); provided, however, that



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the aggregate Cash Exercise Price paid to such Shareholder when aggregated with all other cash purchases of Company Common Stock including cash in lieu of fractional shares by Parent shall be limited to that amount of cash that would permit any subsequent acquisition of the Company by Parent that occurs to qualify as a tax free reorganization under the provisions of Section 368(a) of the Code.

         (e) Additional Consideration. Notwithstanding the terms of this Section 1 or any other provision in this Agreement, in the event that (i) Parent exercises in whole or in part the Option granted in this Agreement and (ii) the Company thereafter consummates an Alternative Transaction (as defined in Section 4(b) below) within twelve months of the exercise of the Option, Parent shall pay any Shareholder from whom it purchased Subject Shares in connection with the exercise of the Option an amount of additional consideration equal to 50% of the difference between the applicable aggregate Exercise Price previously paid by Parent to such Shareholder and the aggregate amount received by Parent in the Alternative Transaction for such Subject Shares. The form of such additional consideration shall be in the sole discretion of Parent and may be cash, additional shares of Parent Class A Common Stock or the form of consideration received by Parent in the Alternative Transaction; provided, however, that Parent shall not be permitted to pay such additional consideration in the form of Parent Class A Common Stock if a Material Adverse Change shall have occurred with respect to Parent.

         (f) Pro Rata Exercise. In the event Parent determines to exercise the Option in whole or in part, Parent hereby covenants and agrees that it will purchase the aggregate number of shares of Company Common Stock being sought pro rata from the Shareholders who have entered into this Agreement.

         (g) Conditions to Closing. The obligation of such Shareholder to sell such Shareholder's Subject Shares to Parent hereunder is subject to the conditions that (i) all waiting periods, if any, under the HSR Act applicable to the sale of such Subject Shares by Shareholder and the acquisition of such Subject Shares by Parent hereunder shall have expired or have been terminated;
(ii) all consents, approvals, orders or authorizations of, or registrations, declarations or filings with, any federal, state or local administrative agency or commission or other federal, state or local governmental authority or instrumentality, if any, required in connection with the sale of such Subject Shares by such Shareholder and the acquisition of such Subject Shares by Parent hereunder shall



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have been obtained or made, as the case may be; and (iii) no preliminary or permanent injunction or other order by any court of competent jurisdiction prohibiting or otherwise restraining such sale shall be in effect.

         (h) Closing. At any Closing,


         (i) such Shareholder shall deliver to Parent a certificate or certificates evidencing such Subject Shares being purchased, duly endorsed in blank, or with appropriate stock powers, duly executed in blank, in proper form for transfer, with the signature of such Shareholder thereon guaranteed, and with all applicable taxes paid or provided for;

         (ii) Parent shall deliver to such Shareholder (A) by wire transfer of immediately available funds to the account or accounts specified in writing by such Shareholder the aggregate Cash Exercise Price for the Subject Shares so designated and being purchased for cash, and (B) one or more certificates representing shares of Parent Class A Common Stock equal to the aggregate Stock Exercise Price for the Subject Shares so designated and being purchased by delivery of Parent Class A Common Stock; and

         (iii) at which Parent is exercising the Option in part, Parent shall present and surrender this Agreement to such Shareholder, and such Shareholder shall deliver to Parent an executed new agreement with the same terms as this Agreement evidencing the right to purchase the balance of such Subject Shares purchasable hereunder.

          SECTION 2. Representations and Warranties of Each Shareholder. Each Shareholder hereby represents and warrants to Parent as follows:

          (a) Organization; Authority; Execution and Delivery; Enforceability. Such Shareholder (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, if applicable, and (ii) has the requisite corporate, company, partnership or other power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to comply with the terms hereof. The execution and delivery by such Shareholder, the consummation by such Shareholder of the transactions contemplated hereby and compliance by such Shareholder with the provisions hereof have been duly authorized by all necessary corporate, company, partnership or other action on the part of such Shareholder and no other corporate, company, partnership or



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other proceedings on the part of such Shareholder are necessary to authorize this Agreement, to consummate the transactions contemplated hereby or to comply with the provisions hereof. This Agreement has been duly executed and delivered by such Shareholder and constitutes a valid and binding obligation of such Shareholder and, assuming this Agreement constitutes a valid and binding obligation of Parent, is enforceable against such Shareholder in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws affecting the rights and remedies of creditors generally and general principles of equity (whether considered in a proceeding in equity or at law). The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with the provisions hereof do not and will not conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien in or upon any of the properties or assets of such Shareholder under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, any provision of (i) any certificate of incorporation or by-laws, partnership agreement or limited liability company agreement (or similar organizational documents) of such Shareholder, (ii) any Contract to which such Shareholder is a party or any of the properties or assets of such Shareholder is subject or (iii) subject to the governmental filings and other matters referred to in the following sentence, any (A) statute, law, ordinance, rule or regulation or (B) judgment, order or decree, in each case, applicable to such Shareholder or its properties or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, violations, breaches, defaults, rights, losses, Liens or entitlements that individually or in the aggregate could not reasonably be expected to impair in any material respect the ability of any Shareholder to perform its obligations under this Agreement or prevent or materially impede or delay the consummation of any of the transactions contemplated by this Agreement. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to such Shareholder in connection with the execution and delivery of this Agreement by such Shareholder, the consummation by such Shareholder of the transactions contemplated hereby or the compliance by such Shareholder with the provisions hereof, except for (1) filings under the HSR Act and any other applicable competition, merger control, antitrust or similar law or



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regulation, (2) filings with the SEC of such reports under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby and (3) such other consents, approvals, orders, authorizations, registrations, declarations and filings the failure of which to be obtained or made individually or in the aggregate could not reasonably be expected to impair in any material respect the ability of such Shareholder to perform its obligations under this Agreement or prevent or materially impede or delay the consummation of any of the transactions contemplated hereby.

          (b) The Subject Shares. (i) Such Shareholder is the record and beneficial owner of, and has good and marketable title to, the Subject Shares set forth opposite its name on Schedule A hereto, free and clear of any Liens except as set forth on Schedule A. As of the date hereof, other than as set forth on Schedule A hereto, such Shareholder does not own (of record or beneficially) any shares of capital stock of the Company, and no Shareholder owns (of record or beneficially) any options, warrants, rights or other similar instruments to acquire any capital stock or other voting securities of the Company. Except as set forth on Schedule A, such Shareholder has the sole right to Transfer (as defined in Section 4(c)) and direct the voting of the Subject Shares set forth opposite its name on Schedule A hereto, and none of such Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the Transfer or the voting of such Subject Shares, except as set forth in Sections 1, 4 and 5 of this Agreement.

          (ii) In the event Parent exercises its Option pursuant to Section 1, upon delivery of the Subject Shares covered thereby and payment of the aggregate Exercise Price therefor as contemplated in Section 1, Parent will receive good and valid title to such Subject Shares free and clear of any Liens.

          (c) Investment Representations of Each Shareholder. Each Shareholder represents, warrants, and covenants to Parent as follows:

          (i) such Shareholder understands that any issuance of Parent Class A Common Stock to such Shareholder pursuant to this Agreement (the "Restricted Securities") is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act or Regulation D promulgated thereunder, and that no registration statement relating to the issuance of the Restricted Securities has been



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     or will be filed with the SEC or any state securities commission;

          (ii) such Shareholder intends to acquire the Restricted Securities solely for its own account, for investment purposes only and not with a view to the resale or distribution other than pursuant to an effective resale registration statement;

          (iii) such Shareholder agrees not to sell (other than pursuant to an effective resale registration statement), transfer, exchange, pledge or otherwise dispose of, or make any offer or agreement relating to the Restricted Securities and/or any option, right or other interest with respect to the Restricted Securities that such Shareholder may acquire, unless: (A) counsel representing such Shareholder, which counsel is reasonably satisfactory to Parent and Parent's legal counsel, shall have advised Parent in a written opinion letter satisfactory to Parent and Parent's legal counsel, and upon which Parent and Parent's legal counsel may rely, that no registration under the Securities Act would be required in connection with the proposed sale, transfer, exchange, pledge or other disposition, and (B) all transferees (and other subsequent transferees) who receive the Restricted Securities agree to be bound by the investment and other restrictions to which such Shareholder was subject;

          (iv) such Shareholder is an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act, has the capacity to protect such Shareholder's interests in connection with this Agreement, and has such knowledge and experience in financial, tax and business matters to be capable of evaluating the merits and risks of an investment in the Restricted Securities and in protecting such Shareholder's interests in connection with the investment and, in such Shareholder's judgment, has obtained sufficient information from Parent to evaluate the merits and risks of an investment in the Restricted Securities;

          (v) such Shareholder acknowledges that (A) it has conducted its own investigation and review of the business and affairs of Parent, (B) it has not relied on any representations or warranties of Parent concerning the business and affairs of Parent or an investment in the Subject Shares, (C) it has had the opportunity to ask questions of and receive information



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     and answers from Parent concerning the terms and conditions of this
     Agreement, the Restricted Securities and other matters pertaining to an investment in the Restricted Securities, and (D) it has been given the opportunity to verify the information provided to it in order for such Shareholder to evaluate the merits and risks of an investment in the Restricted Securities, and all such questions have been answered and all such information has been provided to the full satisfaction of such Shareholder;

          (vi) such Shareholder further acknowledges, represents, agrees and is aware that the representations, warranties, agreements, undertakings and acknowledgments made by such Shareholder in this Agreement are made with the intent that they be relied upon by Parent in determining the suitability of such Shareholder as an investor in the Restricted Securities; and

          (vii) such Shareholder undertakes to notify Parent immediately of any change in any representation, warranty or other information relating to such Shareholder set forth herein.

          SECTION 3. Representations and Warranties of Parent. Parent hereby represents and warrants to each Shareholder as follows:

          (a) Organization; Authority; Execution and Delivery; Enforceability. Parent (i) is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and (ii) has all requisite corporate power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to comply with the terms hereof. The execution and delivery of this Agreement by Parent, the consummation by Parent of the transactions contemplated hereby and compliance by Parent with the provisions hereof have been duly authorized by all necessary corporate action on the part of Parent and no other corporate proceedings on the part of Parent are necessary to authorize this Agreement, to consummate the transactions contemplated hereby or to comply with the provisions hereof. This Agreement has been duly executed and delivered by Parent and, assuming due execution by each Shareholder, constitutes a valid and binding obligation of Parent enforceable against Parent in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws affecting the rights and remedies of creditors generally and general



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principles of equity (whether considered in a proceeding in equity or at law).
The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with the provisions hereof do not and will not conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien in or upon any of the properties or assets of Parent under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, any provision of (i) the Amended and Restated Certificate of Incorporation or Amended and Restated By-laws of Parent, (ii) any Contract to which Parent is a party or any of its properties or assets is subject or (iii) subject to the governmental filings and other matters referred to in the following sentence, any (A) statute, law, ordinance, rule or regulation or (B) judgment, order or decree, in each case, applicable to Parent or its properties or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, violations, breaches, defaults, rights, losses, Liens or entitlements that individually or in the aggregate could not reasonably be expected to impair in any material respect the ability of Parent to perform its obligations under this Agreement or prevent or materially delay the consummation of any of the transactions contemplated by this Agreement. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Parent in connection with the execution and delivery of this Agreement by Parent, the consummation by Parent of the transactions contemplated hereby or compliance by Parent with the provisions hereof, except for (1) filings under the HSR Act and any other applicable competition, merger control, antitrust or similar law or regulation, (2) filings with the SEC of such reports under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby and (3) such other consents, approvals, orders, authorizations, registrations, declarations and filings the failure of which to be obtained or made individually or in the aggregate could not reasonably be expected to impair in any material respect the ability of Parent to perform its obligations under this Agreement or prevent or materially delay the consummation of any of the transactions contemplated hereby.




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          (b) Investment Representations of Parent. Parent represents, warrants, and covenants to the Shareholder as follows (except as contemplated by this Agreement and the Merger Agreement and the transactions contemplated thereby):

          (i) Parent does not now have, and as of any Closing will not have, any present plan or intention to sell, transfer, exchange, pledge or otherwise dispose of, or to effect any other transaction which would result in a reduction in the risk of ownership of, the Subject Shares;

          (ii) Parent understands that any sale of the Subject Shares hereunder is intended to be exempt from registration, and that no registration statement relating to the sale of the Subject Shares in connection with this Agreement has been or will be filed with the SEC or any state securities commission;

          (iii) Parent intends to acquire the Subject Shares solely for its own account, for investment purposes only and not with a view to the resale or distribution thereof;

          (iv) Parent agrees not to sell, transfer, exchange, pledge or otherwise dispose of, or make any offer or agreement relating to the Subject Shares and/or any option, right or other interest with respect to the Subject Shares that Parent may acquire, unless: (A) counsel representing Parent, which counsel is reasonably satisfactory to the Company and the Company's legal counsel, shall have advised the Company in a written opinion letter satisfactory to the Company and the Company's legal counsel, and upon which the Company and the Company's legal counsel may rely, that no registration under the Securities Act would be required in connection with the proposed sale, transfer, exchange, pledge or other disposition, and (B) all transferees (and other subsequent transferees) who receive the Subject Shares agree to be bound by the investment and other restrictions to which Parent was subject;

          (v) Parent is an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act, has the capacity to protect such Parent's interests in connection with this Agreement, and has such knowledge and experience in financial, tax and business matters to be capable of evaluating the merits and risks of an investment in the Subject Shares and in protecting Parent's interests in connection with the investment



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     and, in Parent's judgment, has obtained sufficient information from the
     Company to evaluate the merits and risks of an investment in the Subject Shares;

          (vi) Parent acknowledges that (A) it has conducted its own investigation and review of the business and affairs of the Company, (B) it has not relied on any representations or warranties of the Company concerning the business and affairs of the Company or an investment in the Subject Shares, (C) it has had the opportunity to ask questions of and receive information and answers from the Company concerning the terms and conditions of this Agreement, the Subject Shares and other matters pertaining to an investment in the Subject Shares, and (D) it has been given the opportunity to verify the information provided to it in order for Parent to evaluate the merits and risks of an investment in the Subject Shares, and all such questions have been answered and all such information has been provided to the full satisfaction of Parent;

          (vii) Parent further acknowledges, represents, agrees and is aware that the representations, warranties, agreements, undertakings and acknowledgments made by Parent in this Agreement are made with the intent that they be relied upon by such Shareholder and the Company in determining the suitability of Parent as an investor in the Subject Shares; and

          (viii) Parent undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to Parent set forth herein.

          SECTION 4. Covenants of Each Shareholder. Each Shareholder covenants and agrees as follows:

          (a) At any meeting of the shareholders of the Company called to vote upon the Merger Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement, or at any adjournment or postponement thereof, or in any other circumstances upon which a vote, consent, adoption or other approval (including by written consent solicitation) with respect to the Merger Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement is sought, such Shareholder shall vote (or cause to be voted) all the Subject Shares of such Shareholder (owned of record or beneficially) in favor of, and shall consent in writing to (or cause to be consented in writing to), the approval of the Merger Agreement and the



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terms thereof and of the Merger and each of the other transactions contemplated by the Merger Agreement.

          (b) At any meeting of the shareholders of the Company, or at any adjournment or postponement thereof, or in any other circumstances upon which a vote, consent, adoption or other approval (including by written consent solicitation) is sought, such Shareholder shall vote (or cause to be voted) all the Subject Shares of such Shareholder (owned of record or beneficially) against, and shall not consent in writing to (and shall cause not to be consented in writing to), any of the following (or any agreement to enter into, effect, facilitate or support any of the following): (i) any Company Takeover Proposal or transaction or occurrence that if proposed and offered to the Company or its shareholders (or any of them) would constitute a Company Takeover Proposal (collectively, "Alternative Transactions") or (ii) any amendment of the Company's Articles of Incorporation or By-laws or other proposal, action or transaction involving the Company or any of its Subsidiaries or any of its shareholders, which amendment or other proposal, action or transaction could reasonably be expected to prevent or materially impede or delay the consummation of the Merger or the other transactions contemplated by the Merger Agreement or the consummation of the transactions contemplated by this Agreement or to deprive Parent of any material portion of the benefits anticipated by Parent to be received from the consummation of the Merger or the other transactions contemplated by the Merger Agreement or this Agreement, or change in any manner the voting rights of the Company Common Stock (collectively, "Frustrating Transactions").

          (c) Other than pursuant to this Agreement, such Shareholder shall not
(i) sell, transfer, pledge, assign or otherwise dispose of (including by gift) (collectively, "Transfer"), or consent to or permit any Transfer of, any Subject Shares of such Shareholder or any interest therein, or enter into any Contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, or the creation or offer of any derivative security in respect of, any Subject Shares of such Shareholder, to or with any person or
(ii) enter into any voting arrangement, whether by proxy, voting agreement or otherwise, with respect to any Subject Shares of such Shareholder, and shall not commit or agree to take any of the foregoing actions. Such Shareholder shall not, nor shall such Shareholder permit any entity under such Shareholder's control to, deposit any Subject Shares of such Shareholder in a voting trust.




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          (d) Such Shareholder shall not, nor shall such Shareholder permit any of its Subsidiaries to, nor shall it authorize or permit any director, officer, employee or partner of such Shareholder or any of its Subsidiaries or any Representative of such Shareholder or any of its Subsidiaries to, directly or indirectly, (i) solicit, initiate or encourage, or take any other action designed to facilitate, any Alternative Transaction or Frustrating Transaction,
(ii) enter into any agreement with respect to any Alternative Transaction or Frustrating Transaction or (iii) except to the extent the Company shall have previously done so in accordance with Section 4.02(a) of the Merger Agreement, enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or otherwise cooperate in any way with, or assist or participate in any effort or attempt by any person with respect to, any Alternative Transaction or Frustrating Transaction.

          (e) Such Shareholder shall use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with the other parties in doing all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement and the Merger Agreement. Such Shareholder shall not commit or agree to take any action inconsistent with the transactions contemplated by this Agreement or the transactions contemplated by the Merger Agreement.

          (f) Such Shareholder shall not, nor shall such Shareholder permit any of its Subsidiaries to, nor shall it authorize or permit any director, officer, employee or partner of such Shareholder or any of its Subsidiaries or any Representative of such Shareholder or any of its Subsidiaries to, directly or indirectly, issue any press release or make any other public statement with respect to the Merger Agreement, this Agreement, the voting agreement dated the date hereof among Parent and certain shareholders of the Company (the "Voting Agreement"), the Merger or any of the other transactions contemplated by the Merger Agreement, the Voting Agreement or this Agreement, without the prior written consent of Parent, except as may be required by applicable law.

          (g) Notwithstanding anything to the contrary contained herein, nothing in this Section 4 shall prohibit any Shareholder from, in his capacity as an officer and/or director of the Company, taking any actions, on behalf of the Company, that the Company is permitted to take under Section 4.02 of the Merger Agreement.

          SECTION 5. Grant of Proxy; Appointment of Proxy. (a) Each Shareholder hereby agrees to, promptly upon Parent's request, grant to, and appoint, Parent and persons designated by the board of directors of Parent, in their respective capacities as designees of Parent, and any individual who shall hereafter succeed to any office of Parent held by such individual, and each of them individually, such Shareholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Shareholder, to vote all such Shareholder's Subject Shares (owned of record or beneficially), or grant a consent or approval in respect of such Subject Shares, (i) in favor of the approval of the Merger Agreement and the terms thereof and of the Merger and each of the other transactions contemplated by the Merger Agreement and (ii) against any Alternative Transaction or any Frustrating Transaction.

          (b) Each Shareholder represents that any proxies heretofore given in respect of such Shareholder's Subject Shares are not irrevocable, and that all such proxies are hereby revoked.

          (c) Each Shareholder hereby affirms that the agreement to grant a proxy set forth in this Section 5 is given in connection with the execution of the Merger Agreement and that such agreement is given to secure the performance of the duties of such Shareholder under this Agreement. Each Shareholder hereby further affirms that any such proxy will be coupled with an interest and may under no circumstances be revoked unless and until this Agreement is terminated in accordance with Section 9 of this Agreement. Each Shareholder hereby ratifies and confirms all that such proxy may lawfully do or cause to be done by virtue hereof. Each such proxy shall be executed in accordance with the provisions of
Article 2.29 of the TBCA.

          SECTION 6. Further Assurances. Each Shareholder shall from time to time execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent may request for the purpose of effectuating the matters covered by this Agreement, including the grant of proxies set forth in Section 5.

          SECTION 7. Certain Events. (a) Each Shareholder agrees that this Agreement and the obligations hereunder shall attach to such Shareholder's Subject Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Subject Shares shall pass, whether by operation of law or otherwise, including such Shareholder's heirs, guardians, administrators or successors, and such Shareholder further agrees to take all actions necessary to effectuate the foregoing. Each Shareholder agrees that each certificate representing the Subject Shares of such Shareholder shall be inscribed with the legend required by Section 7(b). In the event of any stock split, stock dividend, reclassification, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the capital stock of the Company, the number of Subject Shares listed on Schedule A hereto opposite the name of each Shareholder shall be adjusted appropriately. In the event of any change in the Company Common Stock or Parent Class A Common Stock by reason of stock dividends, stock splits, mergers (other than the Mergers), recapitalizations, combinations, exchange of shares or the like, the type and number of shares or securities subject to the Option, and the purchase price per share provided in
Section 1(d) hereof, shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction so that Parent shall receive, upon exercise of the Option, the number and class of shares or other securities or property that Parent would have received in respect of the Company Common Stock if the Option had been exercised immediately prior to such event or the record date therefor, as applicable. In addition, in the event of any other acquisition of additional shares of capital stock of the Company or other voting securities of the Company by any Shareholder (including through the exercise of any warrants, stock options or similar instruments), the number of Subject Shares listed on Schedule A hereto opposite the name of such Shareholder shall be adjusted appropriately. This Agreement and the representations, warranties, covenants, agreements and obligations hereunder shall attach to any additional shares of capital stock of the Company or other voting securities of the Company issued to or acquired by any Shareholder directly or indirectly (including through the exercise of any warrants, stock options or similar instruments).

          (b) Each Shareholder shall cause the certificated Subject Shares held by him to have a legend placed conspicuously on such certificate to the following effect:

     The shares of common stock evidenced by this certificate are subject to a Voting and Option Agreement dated October 2, 2000, entered into by the record owner of such shares and McLeodUSA Incorporated.

For all uncertificated Subject Shares, each Shareholder shall request that the Company send notice of such voting agreement as required by Article 2.19(D) of the TBCA. Each Shareholder shall cause a counterpart of this Agreement to be deposited with the Company at its principal place of business or registered office where it shall be subject to the same right of examination by a shareholder of the Company, in person or by agent or attorney, as are the books and records of the Company.

          SECTION 8. Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties hereto without the prior written consent of the other parties hereto, except that Parent may assign, in its sole discretion, any of or all its rights, interests and obligations under this Agreement to any of its direct or indirect wholly owned Subsidiaries, provided that no such assignment shall relieve Parent of any of its obligations under this Agreement. Any purported assignment in violation of this Section 8 shall be void. Subject to the preceding sentences of this Section 8, this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns.

          SECTION 9. Termination. Except as set forth below, this Agreement shall terminate at the time when the Option would otherwise expire under Section 1(c); provided, however, that the provisions of Sections 4(a), 4(b), 4(d), 4(e) and 5 shall terminate upon the earliest of (i) the Effective Time and (ii) the termination of the Merger Agreement in accordance with its terms. In the event of the termination of this Agreement pursuant to this Section 9, except as set forth herein, this Agreement shall forthwith become null and void, there shall be no liability on the part of any of the parties, and except as set forth in this Section 9 all rights and obligations of each party hereto shall cease; provided, however, that no such termination of this Agreement shall relieve any party hereto from any liability for any willful and material breach of any provision of this Agreement prior to termination.

          SECTION 10. General Provisions. (a) Amendments. This Agreement may not be amended except by an instrument in writing signed by all of the parties hereto.

          (b) Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered person ally, telecopied (with confirmation) or sent by overnight or same-day courier (providing proof of delivery) to Parent in accordance with
Section 8.02 of the Merger Agreement and to the Shareholders at their respective addresses set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).

          (c) Interpretation. When a reference is made in this Agreement to a Section or a Schedule, such reference shall be to a Section of, or a Schedule to, this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term "or" is not exclusive. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Any agreement or instrument defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified or supplemented. References to a person are also to its permitted successors and assigns.

          (d) Counterparts; Effectiveness. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other party. The effectiveness of this Agreement shall be conditioned upon the execution and delivery of the Merger Agreement by each of the parties thereto.

          (e) Entire Agreement; No Third-Party Beneficiaries. This Agreement and the Merger Agreement (including the documents and instruments referred to herein) (i) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter of this Agreement and (ii) are not intended to confer upon any person other than the parties hereto (and the persons specified as proxies in Section 5) any rights or remedies.

          (f) Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its principles of conflicts of laws (except to the extent that the provisions of the TBCA shall be mandatorily applicable to this Agreement).

          (g) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner and to the end that the transactions contemplated hereby are fulfilled to the extent possible.

          SECTION 11. Enforcement. The parties agree that irreparable damage would occur and that the parties will not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Delaware or in any Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any court of the United States located in the State of Delaware or of any Delaware state court in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than a court of the United States located in the State of Delaware or a Delaware state court and (iv) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any transaction contemplated by this Agreement.

          SECTION 12. Agent for Service of Process. Each Shareholder hereby appoints the Company, with offices on the date hereof as provided for in Section
8.02 of the Merger Agreement, as its authorized agent (the "Authorized Agent"), upon whom process may be served in any suit, action or proceeding arising out of or relating to this Agreement or any transaction contemplated by this Agreement that may be instituted in any court described in Section 11. Each Shareholder agrees to take any and all action, including the filing of any and all documents, that may be necessary to establish and continue such appointment in full force and effect as aforesaid. Each Shareholder agrees that service of process upon the Authorized Agent shall be, in every respect, effective service of process upon such Shareholder.

          SECTION 13. Shareholder Capacity. No person executing this Agreement who is or becomes during the term hereof a director or officer of the Company makes any agreement or understanding herein in his or her capacity as such director or officer. Each Shareholder signs solely in his or her capacity as the record holder and beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, such Shareholder's Subject Shares and nothing herein shall limit or affect any actions taken by a Shareholder in its capacity as an officer or director of the Company to the extent specifically permitted by the Merger Agreement.

          IN WITNESS WHEREOF, Parent has caused this Agreement to be signed by its officer thereunto duly authorized and each Shareholder has caused this Agreement to be signed by its officer thereunto duly authorized, all as of the date first written above.


                                        MCLEODUSA INCORPORATED,

                                        by /s/ BLAKE O. FISHER, JR.
                                           -----------------------------------
                                           Name: Blake O. Fisher, Jr.
                                           Title: Group Vice President and
                                                  Chief Planning and
                                                  Development Officer

                                       SHAREHOLDERS:

                                       /s/ JERE W. THOMPSON
                                       ----------------------------------------
                                       Jere W. Thompson


                                       WILLIAMSBURG CORPORATION,

                                       by: /s/ JERE W. THOMPSON
                                          -------------------------------------
                                       Name:   Jere W. Thompson
                                              ---------------------------------
                                       Title:  President
                                              ---------------------------------

                                       /s/ MARGARET D. THOMPSON
                                       ----------------------------------------
                                       Margaret D. Thompson


                                       /s/ JERE W. THOMPSON
                                       ----------------------------------------
                                       Jere W. Thompson, Jr.


                                       GREENWAY HOLDINGS, LTD.,

                                       by: /s/ JERE W. THOMPSON, JR.
                                           ------------------------------------
                                       Name:    Jere W. Thompson, Jr.
                                             ----------------------------------
                                       Title:   President
                                             ----------------------------------

                                       CAPROCK SYSTEMS INC.,


                                       by: /s/ JERE W. THOMPSON, JR.
                                           ------------------------------------
                                       Name: Jere W. Thompson, Jr.
                                             ----------------------------------
                                       Title: President
                                             ----------------------------------

                                        SHAREHOLDERS:

                                        /s/ MARK LANGDALE
                                        ---------------------------------------
                                        Mark Langdale


                                        /s/ MARK LANGDALE
                                        ---------------------------------------
                                        Mark Langdale, as trustee for
                                        Mark Langdale 1999 Trust
                                        u/a/d April 12, 1999



                                        /s/ MARK LANGDALE
                                        ---------------------------------------
                                        Mark Langdale, as trustee for
                                        Patricia Langdale 1999 Trust
                                        u/a/d April 12, 1999

                                        SHAREHOLDERS:

                                        CAPROCK INVESTORS,

                                        by: /s/ JERE W. THOMPSON, JR.
                                           ------------------------------------
                                           Jere W. Thompson, Jr.
                                           Managing Joint Venturer

                                        SHAREHOLDERS:

                                        /s/ TIMOTHY W. ROGERS
                                        ---------------------------------------
                                        Timothy W. Rogers

                                   SCHEDULE A

Name and Address of                               Number of Subject Shares
Shareholder                                       Owned of Record
-------------------                               -------------------------
Jere W. Thompson                                  1,167,705
Two Turtle Creek Village
3838 Oaklawn Avenue
Suite 1850
Dallas, TX 75219

Williamsburg Corporation                          1,032,403
Two Turtle Creek Village
3838 Oaklawn Avenue
Suite 1850
Dallas, TX 75219

Margaret Thompson                                 234,077
Two Turtle Creek Village
3838 Oaklawn Avenue
Suite 1850
Dallas, TX 75219

Jere W. Thompson, Jr.                             3,263,962(1)
15601 Dallas Parkway
Suite 700
Dallas, TX 75001

Greenway Holdings, Ltd.                           2,014,082
15601 Dallas Parkway
Suite 700
Dallas, TX 75001

CapRock Systems Inc.                              108,932
15601 Dallas Parkway
Suite 700
Dallas, TX 75001

Mark Langdale                                     1,607,000
5950 Berkshire
Suite 990
Dallas, TX 75225

-----------
(1) Includes 2,246,181 shares not subject to the Option which are beneficially owned by Mr. Thompson pursuant to a voting agreement, dated the date hereof, among Jere W. Thompson, Jr., Ignatius W. Leonards, John P. Thompson, The Hayden Company, Joe C. Thompson, Jr., The Florida Company, Patrick
J. Thompson and David E. Thompson.


Mark Langdale Trust                               628,064
5950 Berkshire
Suite 990
Dallas, TX 75225

Patricia Langdale Trust                           628,064
5950 Berkshire
Suite 990
Dallas, TX 75225

CapRock Investors                                 4,320,981
15601 Dallas Parkway
Suite 700
Dallas, TX 75001

Timothy W. Rogers                                 2,264,640
15601 Dallas Parkway
Suite 7000
Dallas, TX 75001

Total                                            -----------
                                                 17,269,910